Blackstone Senior Floating Rate Term Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 133.63%
Aerospace & Defense - 2.41%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$1,017,833	$1,022,994
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	207,017	208,066
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	88,906	87,149
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	47,519	46,580
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,715,999	1,628,054
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,391,108	2,396,715
		5,389,558

Air Transport - 2.93%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,119,016	1,158,411
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	543,909	546,855
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	658,117	631,701
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	479,031	460,648
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	2,360,233	2,372,329
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 6M US L + 5.75%, 0.50% Floor, 09/21/2029	173,714	176,864
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,196,191	1,207,136
		6,553,944

Automotive - 1.68%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 6M US L + 3.50%, 1.00% Floor, 06/30/2024	2,128,756	1,701,675
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	1,077,952	1,078,286
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	966,022	966,824
		3,746,785

Beverage & Tobacco - 0.81%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,800,000	1,799,892

Brokers, Dealers & Investment Houses - 3.27%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,434,888	1,439,041
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,919,796	1,927,744
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	304,000	314,640
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	2,288,443	2,286,658
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	750,438	748,873
Superannuation And Investments US LLC, First Lien Term Loan, 3M US L + 3.75%, 12/31/2028(b)	606,061	603,788
		7,320,744

Building & Development - 6.64%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	451,041	451,817
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,341,179	1,340,904
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,818,530	1,808,137
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	439,655	440,022

	Principal
	Amount	Value
Building & Development (continued)
LBM Acquisition LLC, First Lien B2 Term Loan, 6M US L + 3.75%, 12/17/2027	$540,404	$536,127
LBM Acquisition LLC, First Lien Delayed Draw Term Loan, 6M US L + 3.75%, 12/17/2027	270,202	268,063
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	1,378,253	1,367,344
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,158,695	1,162,461
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	3,082,266	3,073,605
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.75%, 0.50% Floor, 06/02/2028	1,192,708	1,193,949
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	1,609,787	1,616,829
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 4.00%, 0.50% Floor, 10/19/2027	1,584,798	1,590,646
		14,849,904

Business Equipment & Services - 18.67%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	1,028,692	1,024,943
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	1,074,290	1,076,078
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	596,468	601,687
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	1,283,158	1,285,705
Anticimex International AB, First Lien Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/21/2028	419,737	419,475
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,955,000	1,954,394
AqGen Island Holdings, Inc., First Lien Term Loan:
6M US L + 4.00%, 05/19/2028	694,231	693,797
6M US L + 7.00%, 12/31/2049(b)	1,152,108	1,152,108
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	834,103	832,018
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	599,784	601,940
Connectwise, LLC TLB 1L, First Lien Term Loan, 6M US L + 3.50%, 0.50% Floor, 09/24/2028	539,104	538,834
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	597,856	600,630
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/31/2028(c)	115,917	116,455
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	601,071	605,580
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	554,217	557,911
EAB Global, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/16/2028	701,835	699,115
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	1,887,160	1,889,094
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	847,075
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	774,123	778,841
Foundational Education Group, Inc., First Lien Term Loan, 3M US L + 4.25%, 08/19/2028(b)	585,143	584,411
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,603,786	1,608,396
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/25/2025	451,500	458,837
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	1,002,931	1,001,261
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,444,156	1,449,572
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	905,111	898,259
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,445,708	1,427,037
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	939,225	939,027
Minotaur Acquisition, Inc., First Lien B Term Loan, 3M US L + 4.75%, 03/27/2026	1,336,285	1,331,388
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	191,584	191,943
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	690,909	692,021
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,519,323	1,485,138
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	1,994,501	2,000,744
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	1,001,585	998,064
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,283,700	1,281,614
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	308,700	309,747
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	773,085	767,832

	Principal
	Amount	Value
Business Equipment & Services (continued)
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/30/2028	$576,916	$574,248
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/29/2028	939,966	939,848
Surveymonkey, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025	1,866,813	1,863,312
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,880,449	1,878,691
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/11/2028	632,377	634,907
Weld North Education TLB 1L, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	2,146,382	2,151,416
		41,743,393

Cable & Satellite Television - 1.03%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.69%, 01/31/2026	496,134	493,095
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	1,798,751	1,799,273
		2,292,368

Chemical & Plastics - 4.30%
Arc Falcon I, Inc., First Lien Term Loan, 6M US L + 3.75%, 09/22/2028	561,404	561,872
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	2,115,266	2,143,526
Composite Resins Holding B.V., First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 08/01/2025	1,436,062	1,439,358
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	543,738	544,192
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,522,349	1,526,154
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/18/2028	395,062	398,394
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/30/2028	672,000	674,100
Solenis International LP, First Lien B Term Loan, 3M US L + 3.75%, 0.50% Floor, 09/24/2028	315,000	314,967
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	399,479	391,427
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	933,278	917,431
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	704,627
		9,616,048

Clothing & Textiles - 0.34%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 0.50% Floor, 03/11/2028	758,100	754,310

Conglomerates - 2.41%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	2,384,028	2,366,708
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	591,533	510,688
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	240,985	240,043
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	384,144	382,644
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,347,266	1,313,167
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	584,495	584,314
		5,397,564

Containers & Glass Products - 4.16%
Berlin Packaging L.L.C., First Lien Term Loan, 3M US L + 3.75%, 03/11/2028	521,739	521,794
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	1,455,052	1,459,941
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/02/2028	1,641,952	1,640,696
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	252,665	249,697
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	606,675
Pretium PKG Holdings, Inc., First Lien Initial Term Loan, 6M US L + 4.00%, 0.50% Floor, 10/02/2028	829,861	831,874
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,228,660	2,235,624

	Principal
	Amount	Value
Containers & Glass Products (continued)
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 08/12/2028	$573,991	$575,354
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	800,000	460,000
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 07/29/2028	43,630	43,757
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	307,590	308,486
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	371,491	371,697
		9,305,595

Diversified Insurance - 1.12%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 3M US L + 3.75%, 02/15/2027	336,842	336,141
Alliant Holdings Intermediate LLC, First Lien 2020 New Term Loan, 1M US L + 3.75%, 0.50% Floor, 11/05/2027	1,384,541	1,387,622
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	784,970	778,384
		2,502,147

Drugs - 2.05%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,564,498	1,568,683
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	1,899,866	1,904,017
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 0.50% Floor, 05/05/2028	679,692	681,394
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	433,696	434,509
		4,588,603

Ecological Services & Equipment - 1.03%
Bingo Industries LTD, First Lien Term Loan, 3M US L + 3.50%, 07/07/2028(b)	266,312	266,312
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	2,038,211	2,038,211
		2,304,523

Electronics/Electric - 28.78%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	587,195	590,988
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 3M US L + 5.50%, 0.50% Floor, 03/23/2026	326,531	330,816
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	1,894,102	1,886,213
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,370,435	1,371,661
Cloudera, Inc., First Lien Term Loan, 6M US L + 4.25%, 0.50% Floor, 08/10/2028	1,305,439	1,305,851
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,145,000	2,138,597
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,530,000	1,530,321
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	567,442	581,628
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/21/2028	587,705	587,523
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	313,530	293,150
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,636,751	1,639,026
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	668,275	676,000
Delta Topco, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 0.75% Floor, 12/01/2027	1,723,604	1,728,215
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,246,998	2,249,245
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	787,746	784,694
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	221,043	222,148
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	918,872	921,312
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	1,099,466	1,101,956
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,064,551	2,068,752
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	1,847,112	1,852,884

	Principal
	Amount	Value
Electronics/Electric (continued)
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	$443,598	$444,613
Idera, Inc., First Lien B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/02/2028	2,483,171	2,486,536
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,572,757	1,577,671
Infinite Bidco LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/02/2028	726,531	726,985
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	758,100	760,848
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	2,240,209	2,248,610
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	254,195	254,926
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	2,094,750	2,104,407
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	733,656	737,783
MA Financeco. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	1,009,331	1,017,688
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	2,661,599	2,664,926
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	1,796,334	1,799,199
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	705,038	717,485
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,469,012	1,340,084
Navico, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/31/2023	659,000	659,000
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,675,800	1,677,719
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	819,544	813,996
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	2,477,687	2,479,681
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	1,181,824	1,182,752
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	315,283	316,958
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,299,486	1,306,932
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,544,781	1,544,503
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	1,244,017	1,243,395
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,016,927	2,003,192
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	631,750	630,303
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	1,143,333	1,144,048
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,760,000	1,750,760
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	1,538,181	1,545,711
Sovos Compliance LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	400,877	403,718
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	230,550	226,227
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	161,501	162,459
Vision Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 04/24/2028	2,502,919	2,502,519
		64,336,614

Equipment Leasing - 0.81%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,810,324	1,817,420

Financial Intermediaries - 1.20%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028(b)	488,591	489,201
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	1,621,416	1,626,694
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/27/2028(b)	555,556	556,944
		2,672,839

Food Products - 0.53%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/18/2026	1,180,978	1,187,130

	Principal
	Amount	Value
Food Service - 3.49%
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	$1,644,296	$1,620,322
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,134,923	1,134,923
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	839,225	841,521
MIC Glen LLC, First Lien Initial Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/21/2028	409,091	407,506
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	1,922,879	1,894,045
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	720,076	719,064
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	1,176,181	1,176,446
		7,793,827

Food/Drug Retailers - 1.10%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,039,680	2,036,335
3M US L + 4.25%, 0.50% Floor, 03/31/2026	222,931	223,210
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	201,563	201,232
		2,460,777

Health Insurance - 0.13%
MPH Acquisition Holdings LLC, First Lien Term Loan, 3M US L + 4.25%, 08/17/2028	294,432	291,489

Healthcare - 19.46%
ADMI Corp., First Lien Amendment No. 5 Incremental Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/23/2027	1,062,500	1,063,260
AHP Health Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/24/2028	378,947	380,488
Athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	1,541,711	1,548,071
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,314,399	2,297,770
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	162,409	163,390
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	2,683,298	2,640,821
CHG Healthcare Services, Inc., First Lien Initial Term Loan, 6M US L + 3.50%, 0.50% Floor, 09/29/2028	507,529	508,889
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	269,360	265,656
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,319,377	1,301,236
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 3.75%, 11/04/2026	1,219,528	1,221,059
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,768,145	1,578,776
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	721,843	681,239
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,995,921	1,994,674
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,110,484	1,109,373
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	42,207	42,200
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	949,034	946,662
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	1,336,475	1,341,908
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,160,279	1,162,455
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 1.00% Floor, 04/19/2023	1,421,974	1,423,396
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,413,125	1,426,550
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/11/2028	751,174	752,233
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,234,876	1,233,974
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	822,974	824,262
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	1,800	1,792
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,837,524	1,832,930
Pluto Acquisition I, Inc., First Lien First Lien 2021 Term Loan, 3M US L + 4.00%, 06/20/2026	199,500	199,625

	Principal
	Amount	Value

Healthcare (continued)
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	$749,135	$749,135
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	502,273	502,117
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	406,901	408,087
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	2,344,349	2,351,019
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	1,305,433	1,276,061
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,043,310	2,020,833
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 09/23/2028	1,738,182	1,742,936
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 12/20/2027	1,053,637	1,056,666
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,150,184	2,156,000
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	402,951	390,157
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	60,750	52,636
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,366,426	1,345,930
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(b)	1,500,000	1,501,875
		43,496,141

Home Furnishings - 0.51%
Osmosis Buyer, Ltd., First Lien Delayed Draw B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/30/2028	126,551	127,105
Osmosis Buyer, Ltd., First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	1,012,407	1,016,836
		1,143,941

Industrial Equipment - 5.05%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 3M US L + 5.25%, 1.25% Floor, 08/01/2024	2,209,421	2,215,364
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	175,840	176,326
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/21/2028	599,498	599,873
FCG Acquisitions, Inc., First Lien Initial Delayed Draw Term Loan, 6M US L + 3.75%, 0.50% Floor, 03/31/2028(c)	90,485	90,466
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	494,631	494,527
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026	50,238	48,040
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026	929,381	888,721
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,367,873	1,351,630
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	467,500
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	936,419	941,771
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	851,240	848,048
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,537,910	1,512,396
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 4.25%, 0.50% Floor, 07/30/2027	1,639,176	1,644,184
		11,278,846

Insurance - 1.12%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	1,265,114	1,265,911
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,088,087	1,088,261
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	162,722	159,061
		2,513,233

Leisure Goods/Activities/Movies - 6.01%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	1,424,160	1,422,829
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	3,152,212	2,931,131

	Principal
	Amount	Value

Leisure Goods/Activities/Movies (continued)
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	$1,388,974	$1,353,673
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.25%, 1.00% Floor, 02/28/2025	1,453,601	1,202,244
Crown Finance US, Inc., First Lien Partially Priming Incremental Term Loan, 6M US L + 8.25%, 1.00% Floor, 05/23/2024	84,720	91,180
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	228,449	187,471
Herschend Entertainment Company, LLC, First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.50% Floor, 08/27/2028	425,532	426,066
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,235,028	1,198,323
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	162,318	157,494
Recess Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 1.00% Floor, 09/30/2024	1,923,843	1,919,841
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	803,085	792,043
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	879,693	825,812
Travelport Finance S.a r.l., First Lien 2021 Consented Term Loan, 3M US L + 5.00%, 05/29/2026	599,939	518,197
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	391,502	407,091
		13,433,395

Nonferrous Metals/Minerals - 0.54%
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	1,197,847	1,200,752

Oil & Gas - 0.73%
BCP Raptor II LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 11/03/2025	227,735	225,713
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	783,345	776,491
ORryx Midstream Services Permian Basin LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 10/05/2028	636,364	633,182
		1,635,386

Property & Casualty Insurance - 0.83%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	851,452	847,369
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 02/13/2027	235,064	235,300
Polaris Newco LLC, First Lien Dollar Term Loan, 6M US L + 4.00%, 0.50% Floor, 06/02/2028	770,179	772,748
		1,855,417

Publishing - 3.24%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 06/29/2026	752,008	757,862
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,488,158	1,498,390
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,143,333	1,121,444
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 0.50% Floor, 07/28/2028	1,040,708	1,045,167
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,346,667	1,349,825
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 6M US L + 5.00%, 0.75% Floor, 09/25/2026	1,464,000	1,467,660
		7,240,348

Radio & Television - 1.30%
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 3M US L + 3.50%, 12/17/2026	1,545,329	1,543,931
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	1,377,689	1,353,703
		2,897,634

Retailers (except food & drug) - 0.20%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	71,130	61,172
PetSmart LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.75% Floor, 02/11/2028	377,265	378,612
		439,784

	Principal
	Amount	Value

Surface Transport - 1.52%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 7.00%, 04/10/2026	$1,410,343	$1,433,268
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,256,675	1,257,372
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	695,652	698,744
		3,389,384

Telecommunications - 3.89%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,779,611	1,786,472
Ensono LP, First Lien Initial Term Loan, 3M US L + 4.00%, 05/19/2028	871,429	874,788
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,364,031	1,370,245
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/15/2023	1,118,826	1,118,826
Masergy Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 12/16/2024	588,972	587,747
Peak 10 Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2024	1,047,273	977,236
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	1,984,456	1,990,657
		8,705,971

Utilities - 0.34%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	351,923	314,269
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 1M US L + 5.50%, 1.00% Floor, 11/13/2021	480,000	446,400
		760,669

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $296,721,453)		298,716,375

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 3.50%
Structured Finance Obligations - 3.50%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	500,130
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(e)	500,000	502,575
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	500,000	502,598
Fort Washington CLO 2019-1, 3M US L + 7.25%, 10/20/2032(b)(e)	500,000	502,531
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(e)	625,000	614,062
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	834,000	781,875
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	500,846
Kayne CLO II, Ltd., 3M US L + 6.00%, 10/15/2031(b)(e)	750,000	751,856
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(b)(e)	500,000	502,599
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(e)	667,000	655,842
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(e)	500,000	502,596
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(e)	500,000	497,209
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(e)	500,000	504,279
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(e)	500,000	502,583
		7,821,581

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $7,824,381)		7,821,581

CORPORATE BONDS - 10.73%
Brokers, Dealers & Investment Houses - 0.30%
AG Issuer LLC, 6.25%, 03/01/2028(e)	630,000	661,620

Building & Development - 0.55%
Foundation Building Materials, Inc., 6.00%, 03/01/2029(e)	939,000	921,600
SRS Distribution, Inc., 6.13%, 07/01/2029(e)	308,000	317,628
		1,239,228

Business Equipment & Services - 1.48%
Austin BidCo, Inc., 7.13%, 12/15/2028(e)	300,000	302,663

	Principal
	Amount	Value

Business Equipment & Services (continued)
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(e)	$660,000	$723,116
Garda World Security Corp., 6.00%, 06/01/2029(e)	833,000	817,310
Madison IAQ LLC, 5.88%, 06/30/2029(e)	948,000	956,347
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/2026(e)	490,000	512,283
		3,311,719

Cable & Satellite Television - 1.28%
Altice Financing SA, 5.75%, 08/15/2029(e)	2,167,000	2,101,990
Altice France SA, 5.50%, 10/15/2029(e)	765,000	758,243
		2,860,233

Chemical & Plastics - 0.25%
FXI Holdings, Inc.:
7.875%, 11/01/2024(e)	265,000	270,631
12.250%, 11/15/2026(e)	243,000	276,219
		546,850

Containers & Glass Products - 0.21%
Trident TPI Holdings, Inc., 9.25%, 08/01/2024(e)	451,000	474,502

Diversified Insurance - 1.54%
HUB International, Ltd., 7.00%, 05/01/2026(e)	1,008,000	1,043,280
NFP Corp.:
4.875%, 08/15/2028(e)	254,000	258,635
6.875%, 08/15/2028(e)	2,097,000	2,143,994
		3,445,909

Electronics/Electric - 1.31%
Plantronics, Inc., 4.75%, 03/01/2029(e)	935,000	876,862
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.50%, 09/01/2025(e)	1,968,000	2,049,180
		2,926,042

Healthcare - 1.77%
Envision Healthcare Corp., 8.75%, 10/15/2026(e)	2,292,000	1,865,115
Team Health Holdings, Inc., 6.38%, 02/01/2025(e)	1,000,000	968,190
US Acute Care Solutions LLC, 6.38%, 03/01/2026(e)	1,067,000	1,127,019
		3,960,324

Leisure Goods/Activities/Movies - 0.76%
Cinemark USA, Inc., 5.88%, 03/15/2026(e)	891,000	901,099
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(e)	778,000	805,246
		1,706,345

Property & Casualty Insurance - 0.36%
AssuredPartners, Inc., 5.63%, 01/15/2029(e)	789,000	795,048

Radio & Television - 0.92%
Audacy Capital Corp.:
6.500%, 05/01/2027(e)	1,244,000	1,274,534
6.750%, 03/31/2029(e)	190,000	191,748

	Principal
	Amount	Value

Radio & Television (continued)
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(e)	$439,000	$436,493
5.500%, 03/01/2030(e)	155,000	153,980
		2,056,755

TOTAL CORPORATE BONDS
(Cost $24,201,456)		23,984,575

	Shares
COMMON STOCK - 0.08%
Oil & Gas - 0.08%
Ascent Resources - Equity(b)(f)	177,384	181,819

TOTAL COMMON STOCK
(Cost $614,682)		181,819

WARRANTS - 0.09%
Healthcare - 0.09%
Carestream Health expires 12/31/2049 at $0.01(b)	52	205,842

Oil & Gas - 0.00%(g)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	45,926	1,148

TOTAL WARRANTS
(Cost $5,012)		206,990

Total Investments- 148.03%
(Cost $329,366,984)		330,911,340

Other Assets in Excess of Liabilities - 0.51%		1,127,493

Leverage Facility - (48.54)%		(108,500,000)

Net Assets - 100.00%		$223,538,833

Amounts above are shown as a percentage of net assets as of September 30, 2021.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1M US L - 1 Month LIBOR as of September 30, 2021 was 0.08%
3M US L - 3 Month LIBOR as of September 30, 2021 was 0.13%
6M US L - 6 Month LIBOR as of September 30, 2021 was 0.16%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of September 30, 2021. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2021, the Fund has unfunded delayed draw loans in the amount of $337,100. Fair value of these unfunded delayed draws was $338,471.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $31,806,156, which represented approximately 14.23% of net assets as of September 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.
(g)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate Term Fund (formerly known as Blackstone / GSO Senior Floating Rate Term Fund) (“BSL” or the “Fund”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the BSL Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of September 30, 2021:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Brokers, Dealers & Investment Houses	$–	$6,716,956	$603,788	$7,320,744
Business Equipment & Services	–	38,521,736	3,221,657	41,743,393
Chemical & Plastics	–	8,089,894	1,526,154	9,616,048
Containers & Glass Products	–	8,845,595	460,000	9,305,595
Ecological Services & Equipment	–	2,038,211	266,312	2,304,523
Electronics/Electric	–	64,043,464	293,150	64,336,614
Financial Intermediaries	–	1,626,694	1,046,145	2,672,839
Healthcare	–	41,994,266	1,501,875	43,496,141
Retailers (except food & drug)	–	378,612	61,172	439,784
Other	–	117,480,694	–	117,480,694
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	7,821,581	7,821,581
Corporate Bonds	–	23,984,575	–	23,984,575
Common Stock
Oil & Gas	–	–	181,819	181,819
Warrants
Healthcare	–	–	205,842	205,842
Oil & Gas	–	–	1,148	1,148
Total	$–	$313,720,697	$17,190,643	$330,911,340

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(1,371)	–	(1,371)
Total	–	(1,371)	–	(1,371)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$27,870,745	$2,613,842	$1,336,390	$574	$(2,874)	$31,818,677
Accrued discount/ premium	108,846	2,490	-	-	-	111,336
Realized Gain/(Loss)	(2,678,419)	88,858	1,318,479	-	-	(1,271,082)
Change in Unrealized Appreciation/(Depreciation)	4,106,898	20,573	(527,754)	206,416	2,874	3,809,007
Purchases	6,531,137	5,845,831	-	-	-	12,376,968
Sales Proceeds	(11,286,148)	(750,013)	(2,127,115)	-	-	(14,163,276)
Transfer into Level 3	-	-	181,819	-	-	181,819
Transfer out of Level 3	(15,672,806)	-	-	-	-	(15,672,806)
Balance as of September 30, 2021	$8,980,253	$7,821,581	$181,819	$206,990	$-	$17,190,643
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2021	$269,181	$97,557	$69,180	$206,416	$-	$642,334

Information about Level 3 fair value measurements as of September 30, 2021:

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$8,980,253	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	7,821,581	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	181,820	Third-party vendor pricing service	Broker quotes	N/A
Warrants	1,148	Third-party vendor pricing service	Broker quotes	N/A
	205,841	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x

(a)	As of September 30, 2021, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic has caused disruption in the U.S. and global economies. More recently, robust economic activity in the U.S. has supported a continued recovery, which nevertheless may remain uneven with dispersion across sectors and regions. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of September 30, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2021, 83.24% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect our credit arrangements and our floating rate debt investments. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of floating rate debt investments in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the London Interbank Offered Rate (“LIBOR”) as a benchmark by the end of 2021. The administrator of LIBOR announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of USD LIBOR settings will no longer be published after June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR and could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Fund and its underlying obligors will likely need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our fund currently own or may in the future own. The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations and financial condition. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2021, BSL had invested $22,323,046 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2021, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan	$9,602	$9,647
FCG Acquisitions, Inc., first Lien Initial Delayed Draw Term Loan	3,967	3,966
PRO MACH Group, Inc., First Lien Delayed Draw Term Loan	152,016	152,885
Sovos Compliance, LLC., First Lien Delayed Draw Term Loan	69,228	69,718
VT Topco, Inc., First Lien Delayed Draw Term Loan	102,287	102,255
Total	$337,100	$338,471

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended September 30, 2021, BSL recorded a net decrease in unrealized depreciation on unfunded loan commitments totaling $3,407.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as further amended on October 2, 2020 and as further amended on October 1, 2021, to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.95% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2021, BSL had borrowings outstanding under its Leverage Facility of $108,500,000, at an interest rate of 1.12%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2021, the average borrowings under BSL’s Leverage Facility and the average interest rate were $106,217,949 and 1.15%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2021, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2021, BSL’s leverage represented 32.7% of the Fund’s Managed Assets.